SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	July 26, 2004
(Date of earliest event reported)	July 23, 2004

Main Street Trust, Inc.

(Exact name of Registrant as specified in its charter)

Illinois
(State or other jurisdiction of incorporation)

000-30031	37-13338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

None.

(b)      Pro Forma Financial Information.

None.

(c)      Exhibits.

99.1       Letter to shareholders dated July 23, 2004

99.2       Press release, dated July 26, 2004

Item 12.  Results of Operations and Financial Condition

On July 23, 2004, Main Street Trust, Inc. issued a letter to shareholders announcing its earnings for the quarter ended June 30, 2004. On July 26, 2004, Main Street Trust, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2004.  The letter to shareholders is attached hereto as Exhibit 99.1 and the press release is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: July 26, 2004	By:	/s/ Van A. Dukeman
Van A. Dukeman
President and Chief Executive Officer